                                     AMENDMENT TO
                                      SCHEDULE 1

             Separate Accounts of Lincoln National Life Insurance Company
                                Investing in the Fund
                                  As of May 1, 1998


Lincoln National Variable Annuity Account C

Lincoln Life Flexible Premium Variable Life Account K

Lincoln Life Flexible Premium Variable Life Account M

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account Q

Lincoln Life Flexible Premium Variable Life Account R





     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to
Schedule I to be executed in its name and behalf by its duly authorized officer on the date specified below.

                              DELAWARE GROUP PREMIUM FUND, INC.  (Fund)

Date:                         By: /s/ David K.  Downes
                                  ----------------------------------
                                       David K.  Downes,
                                       Senior Vice President, Chief Operating
                                       Officer and Chief Financial Officer

                              LINCOLN NATIONAL LIFE INSURANCE CO.

Date:                         By: /s/ Kelly D.  Clevenger
                                  ----------------------------------
                                       Kelly D.  Clevenger,
                                       Vice President

                              DELAWARE DISTRIBUTORS, LP (Distributor)

Date:                         By: /s/ Bruce D.  Barton
                                  ----------------------------------
                                       Bruce D.  Barton,
                                       President and CEO

                                     AMENDMENT TO
                                      SCHEDULE 2

                              Variable Annuity Contracts
                         and Variable Life Insurance Policies
                            Supported by Separate Accounts
                                  As of May 1, 1998


Multi Fund Variable Annuity Contracts

e-Annuity Variable Annuity Contracts

Multi Fund Variable Annuity Group Contracts

Multi Fund Variable Life Insurance Contracts

Accru Choice Plus Variable Annuity Contracts

VUL I and SVULI Variable Life Insurance Contracts



     IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to
Schedule I to be executed in its name and behalf by its duly authorized officer on the date specified below.

                              DELAWARE GROUP PREMIUM FUND, INC.  (Fund)

Date:                         By: /s/ David K.  Downes
                                  ----------------------------------
                                       David K.  Downes,
                                       Senior Vice President, Chief Operating
                                       Officer and Chief Financial Officer

                              LINCOLN NATIONAL LIFE INSURANCE CO.

Date:                         By: /s/ Kelly D.  Clevenger
                                  ----------------------------------
                                       Kelly D.  Clevenger,
                                       Vice President

                              DELAWARE DISTRIBUTORS, LP (Distributor)

Date:                         By: /s/ Bruce D.  Barton
                                  ----------------------------------
                                       Bruce D.  Barton,
                                       President and CEO